UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 17, 2013

CRIMSON EXPLORATION INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-12108 (Commission File Number)	20-3037840 (IRS Employer Identification No.)

717 Texas Ave., Suite 2900, Houston Texas 77002
(Address of Principal Executive Offices)

(713) 236-7400
(Registrant’s telephone number, including area code)

_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))
[]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On April 17, 2013, Crimson Exploration Inc. issued a press release providing a Woodbine and Buda drilling update.  A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to Item 7.01 in this report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated April 17, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIMSON EXPLORATION INC.

Date: April 17, 2013	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated April 17, 2013

EXHIBIT 99.1

Crimson Exploration Inc. Announces Second 2013 Woodbine Completion and Provides Drilling Update
Houston, TX – (BUSINESS WIRE) – April 17, 2013 - Crimson Exploration Inc. (NasdaqGM: CXPO) announced today the successful completion of the Mosley B #1H (82.8% WI), its second Woodbine oil well in the 2013 capital program, at a gross initial production rate of 1,143 Boepd, or 984 barrels of oil, 86 barrels of natural gas liquids and 437 mcf, on a 26/64th choke.  The well was drilled to a total measured depth of 15,366 feet, including a 6,044 foot lateral, and was completed with 22 stages of fracture stimulation.

One mile to the east, the Payne B #1H (83.5% WI) well, targeting the Woodbine formation, is currently drilling at 11,925 feet toward an estimated total measured depth of 15,740 feet, including an estimated 6,600 foot lateral.  The well is anticipated to be completed with 22 stages of fracture stimulation, with first production expected by the end of May.  Upon completion of drilling operations, the rig will move approximately one mile north to begin drilling the Grace Hall C #1H well.

In Grimes County, Texas, Crimson has been notified by its midstream provider that initial start-up has commenced for the Central NGL Refrigeration Unit that will serve the Covington-Upchurch #1H.  The well has been producing the Woodbine-Lewisville Sand at 2,500 Mcfepd (1,900 Mcfpd and 100 barrels of oil) on a highly restricted choke through-out the delay of plant start-up.  Once the plant is fully operational, the Covington-Upchurch #1H will begin producing operations under normal conditions.

In Dimmit County, Texas, the Beeler #2H well (50.0% WI), targeting the Buda formation, is currently drilling at 6,025 feet toward an estimated total measured depth of 11,180 feet, including an approximate 4,000 foot lateral. As typical for the area, the Beeler #2H will be completed naturally without fracture stimulation.  Crimson currently estimates it holds approximately 8,475 gross acres prospective for the Buda formation in its Booth-Tortuga area.  The Beeler #2H is Crimson’s first well targeting the Buda formation and initial production is expected in May.

Allan D. Keel, President and Chief Executive Officer, commented, “The continued success of our Woodbine drilling program in our Force area of Madison County, Texas further validates our acreage position as being one of the best in the play. Including the Mosley B #1H, our 24-hr initial production rate in the Force area for operated wells has averaged 1,184 Boepd. In Grimes County, we are very pleased with the rate and pressure performance of the Covington-Upchurch well under severely restricted production conditions and look forward to bringing the well up to its full potential. In South Texas, we are excited to be drilling our first Buda well. We anticipate results from the Beeler #2H in the near future and are optimistic that the Buda formation will provide another opportunity for oil growth in our portfolio.”

Crimson Exploration is a Houston, TX-based independent energy company engaged in the exploitation, exploration, development and acquisition of crude oil and natural gas, primarily in the onshore Gulf Coast regions of the United States. The Company currently owns approximately 95,000 net acres onshore in Texas, Louisiana, Colorado and Mississippi, including approximately 19,000 net acres in Madison and Grimes counties in Southeast Texas, approximately 8,600 net acres in the Eagle Ford Shale in South Texas, approximately 10,000 net acres in the DJ Basin of Colorado, and approximately 4,800 net acres in the Haynesville Shale and Mid-Bossier gas plays and James Lime gas/liquids play in East Texas.

Additional information on Crimson Exploration Inc. is available on the Company's website at http://crimsonexploration.com.

This press release includes “forward-looking statements” as defined by the Securities and Exchange Commission (“SEC”) and applicable securities laws. Such statements include those concerning Crimson’s strategic plans, expectations and objectives for future operations. All statements included in this press release that address activities, events or developments that Crimson expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions Crimson made based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Crimson’s control. Statements regarding future production, revenue, cash flow operating results,  leverage, drilling rigs operating, drilling locations, funding, derivative transactions, pricing, operating costs and capital spending, tax rates, and descriptions of our development plans are subject to all of the risks and uncertainties normally incident to the exploration for and development and production of oil and gas. These risks include, but are not limited to, commodity price changes, inflation or lack of availability of goods and services, environmental risks, the proximity to and capacity of transportation facilities, the timing of planned capital expenditures, uncertainties in estimating reserves and forecasting production results, operating and drilling risks, regulatory changes and the potential lack of capital resources. All forward-looking statements are based on our forecasts for our existing operations and do not include the potential impact of any future acquisitions.  Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. Please refer to our filings with the SEC, including our Form 10-K for the year ended December 31, 2012, and subsequent filings for a further discussion of these risks. Existing and prospective investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Contact:
Crimson Exploration Inc.
E. Joseph Grady, 713-236-7400
Senior Vice President and Chief Financial Officer
or
Josh Wannarka, 713-236-7400
Manager of Investor Relations and FP&A